Exhibit 99.1

WhiteHorse Finance, Inc. Announces First Quarter 2015 Earnings Results

NEW YORK, NY, May 6, 2015 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the "Company") (NASDAQ: WHF) today announced its financial results for the quarter ended March 31, 2015.

First Quarter 2015 Summary Highlights

•	New investments of $19.7 million during the first quarter
•	First quarter net investment income of $0.356 per share
•	First quarter distribution of $0.355 per share
•	Weighted average effective yield increases to 11.4%

Jay Carvell, WhiteHorse Finance’s Chief Executive Officer commented, “We are pleased with our first quarter results as it represents the third consecutive quarter of total investment income and net investment income growth.  During the first quarter, we continued to invest selectively with approximately $20 million of capital deployed at a weighted average effective yield of 12.8%.  While we continued to originate loans within our target markets and the appropriate parameters, repayment activity was in line with expectations.  We expect to continue benefitting from our association with H.I.G. Capital in assessing deals that will further optimize our portfolio.”

Portfolio and Investment Activity

As of March 31, 2015, the fair value of WhiteHorse Finance’s investment portfolio was $391.3 million, compared with $403.5 million as of December 31, 2014. The portfolio at March 31, 2015 consisted of 35 positions across 29 companies with an average investment size of $11.2 million and a weighted average yield of 11.4%. The majority of the portfolio was comprised of senior secured loans and more than 96% of these loans were variable-rate investments (indexed to LIBOR) with interest rate floors, which should continue to position the portfolio well for a potential rising interest rate environment.

For the three months ended March 31, 2015, WhiteHorse Finance invested $19.7 million across three portfolio companies. Gross proceeds from sales and repayments totaled $31.9 million for the quarter, which was in line with the Company’s expectations. The increase in the weighted average effective yield was the result of investing in assets with above average yields, while optimizing the portfolio through the sales of lower yielding assets.

Results of Operations

For the three months ended March 31, 2015, net investment income was $5.3 million, compared with $4.0 million for the same period in the prior year, representing an increase of 33%.

For the three months ended March 31, 2015, WhiteHorse Finance reported realized and unrealized losses on investments of $0.6 million. This compares with realized and unrealized gains on investments of $2.4 million for the three months ended March 31, 2014.

WhiteHorse Finance reported a net increase in net assets of $4.8 million for the three months ended March 31, 2015, which compares with $6.4 million for the three months ended March 31, 2014.

WhiteHorse Finance’s NAV was $224.8 million, or $15.00 per share, as of March 31, 2015, as compared with $225.4 million, or $15.04 per share, reported as of December 31, 2014.

Liquidity and Capital Resources

As of March 31, 2015, WhiteHorse Finance had cash and cash equivalents of $17.6 million, as compared with $16.1 million as of December 31, 2014, inclusive of restricted cash. As of March 31, 2015, the Company had $49.5 million of undrawn capacity under its revolving credit facility.

Distributions

On March 9, 2015, the Company declared a distribution of $0.355 per share for the quarter ended March 31, 2015, consistent for the tenth consecutive quarter since the Company’s IPO. The distribution was payable on April 2, 2015 to shareholders of record as of March 20, 2015.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company's periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its first quarter results at 10:00 am ET on Wednesday, May 6, 2015. To access the teleconference, please dial 706-758-9224 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID# 28287913. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through May 13, 2015. The teleconference replay can be accessed by dialing 404-537-3406 (domestic and international) and entering ID# 28287913. A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance, Inc. is a business development company that originates and invests in loans to privately held small-cap companies across a broad range of industries. The Company's investment activities are managed by its investment adviser, H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, L.L.C. ("H.I.G. Capital"). H.I.G. Capital is a leading global alternative asset manager with over $17 billion of capital under management* across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

* Based on total capital commitments to funds managed by H.I.G. Capital and its affiliates.

Contacts

WhiteHorse Finance, Inc.

Jay Carvell, 214-855-2999

jcarvell@higwhitehorse.com

or

WhiteHorse Finance, Inc.

Gerhard Lombard, 212-506-0500

glombard@higwhitehorse.com

or

Prosek Partners

Brian Schaffer, 212-279-3115

bschaffer@prosek.com

Source: WhiteHorse Finance, Inc.

(Financial Tables Follow)

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	March 31, 2015	December 31, 2014
	(Unaudited)
Assets
Investments, at fair value (amortized cost $389,329 and $401,062, respectively)	$391,289	$403,500
Cash and cash equivalents	11,887	11,647
Restricted cash and cash equivalents	5,698	4,495
Interest receivable	2,725	2,702
Receivable from investments sold	4,750	-
Deferred financing costs	4,391	4,004
Prepaid expenses and other receivables	437	494
Total assets	$421,177	$426,842

Liabilities
Credit facility	$100,500	$105,500
Senior notes	30,000	30,000
Unsecured term loan	55,000	55,000
Distributions payable	5,319	5,319
Management fees payable	5,185	5,006
Accounts payable and accrued expenses	361	659
Total liabilities	196,365	201,484

Commitments and contingencies

Net assets
Common stock, 14,982,857 shares issued and outstanding, par value $0.001 per share and 100,000,000 authorized	15	15
Paid-in capital in excess of par	228,731	228,731
Accumulated overdistributed net investment income	(5,903)	(5,918)
Accumulated realized gains on investments	645	728
Accumulated unrealized appreciation on investments	1,324	1,802
Total net assets	224,812	225,358
Total liabilities and total net assets	$421,177	$426,842

Number of shares outstanding	14,982,857	14,982,857
Net asset value per share	$15.00	$15.04

WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per share data)

	Three months ended March 31,
	2015	2014
Investment income
Interest income	$10,511	$7,857
Fee income	100	393
Dividend income	660	-
Total investment income	11,271	8,250

Expenses
Interest expense	1,670	1,355
Base management fees	2,120	1,787
Performance-based incentive fees	1,333	151
Administrative service fees	329	325
General and administrative expenses	485	986
Total expenses, before fees waived	5,937	4,604
Base management fees waived	-	(344)
Total expenses, net of fees waived	5,937	4,260
Net investment income	5,334	3,990

Realized and unrealized (losses) gains on investments
Net realized losses on investments	(83)	-
Net change in unrealized (depreciation) appreciation on investments	(478)	2,380
Net realized and unrealized (losses) gains on investments	(561)	2,380
Net increase in net assets resulting from operations	$4,773	$6,370

Per common share data
Basic and diluted earnings per common share	$0.32	$0.43
Distributions declared per common share	$0.36	$0.36
Basic and diluted weighted average common shares outstanding	14,982,857	14,982,728

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2015

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
North America
Debt Investments

Broadcasting
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+10.50% (1.00% Floor)	11.50%	6 /27/19	$14,850	$14,850	$14,880	6.62%
Cable & Satellite
Puerto Rico Cable Acquisition Company, Inc.
Second Lien Secured Term Loan	L+8.50% (1.00% Floor)	9.50%	5 /30/19	7,000	6,935	7,028	3.13

Consumer Finance
Golden Pear Funding III, LLC(7)
First Lien Secured Term Loan	L+9.75% (1.00% Floor)	10.75%	12 /29/19	10,000	9,810	9,840	4.38
Oasis Legal Finance, LLC(7)
Second Lien Secured Term Loan	N/A(5)	10.50%	9 /30/18	9,500	9,351	9,500	4.23

Sigue Corporation
Second Lien Secured Term Loan	L+9.50% (1.00% Floor)	10.50%	12 /27/18	25,000	24,602	24,775	11.02
				44,500	43,763	44,115	19.63
Data Processing & Outsourced Services
Future Payment Technologies, L.P.
Second Lien Secured Term Loan	L+12.00% (1.00% Floor)	13.00% (2.00% PIK)	12 /31/18	35,895	34,771	35,572	15.82
Diversified Support Services
Expert Global Solutions, Inc.
Second Lien Secured Term Loan	L+11.00% (1.50% Floor)	12.50%	10 /3/18	7,500	7,426	7,440	3.31
Orion Healthcorp, Inc.
First Lien Secured Term Loan	L+9.00% (2.00% Floor)	11.00%	9 /30/17	9,113	8,880	9,058	4.03
Smile Brands Group Inc.
First Lien Secured Term Loan	L+6.25% (1.25% Floor)	7.50%	8 /16/19	11,820	11,633	11,170	4.97
				28,433	27,939	27,668	12.31

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) (Continued)

March 31, 2015

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Electronic Equipment & Instruments
AP Gaming I, LLC
First Lien Secured Term Loan	L+8.25% (1.00% Floor)	9.25%	12/20/20	$9,875	$9,613	$9,707	4.32%

Food Retail
Crews of California, Inc.
First Lien Secured Term Loan	L+11.00% (1.00% Floor)	12.00% (1.00% PIK)	11/20/19	15,055	14,735	14,949	6.65
First Lien Secured Revolving Loan	L+11.00% (1.00% Floor)	12.00% (1.00% PIK)	11/20/19	-	(104)	-	-
First Lien Secured Delayed Draw Term Loan	L+11.00% (1.00% Floor)	12.00% (1.00% PIK)	11/20/19	2,500	2,396	2,483	1.10
				17,555	17,027	17,432	7.75
Health Care Distributors
Comprehensive Decubitus Therapy, Inc.
First Lien Secured Term Loan	P+12.50% (3.25% Floor)	15.75% (3.00% PIK)	3/15/18	11,761	11,593	11,690	5.20
First Lien Secured Revolving Loan	P+12.50% (3.25% Floor)	15.75% (3.00% PIK)	3/15/18	-	(24)	-	-
P2 Newco Acquisition, Inc. (6)
Second Lien Secured Term Loan	L+8.50% (1.00% Floor)	9.50%	10/22/21	10,000	9,912	9,950	4.43
				21,761	21,481	21,640	9.63
Health Care Facilities

Coastal Sober Living, LLC
First Lien Secured Term Loan	L+9.25% (1.00% Floor)	10.25%	6/30/19	42,680	41,977	42,510	18.91

Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+7.00% (1.50% Floor)	8.50%	1/31/18	14,700	14,510	14,700	6.54
Second Lien Secured Term Loan	N/A(5)	13.75%	7/31/18	1,000	964	1,000	0.44
				58,380	57,451	58,210	25.89
Health Care Technology
Client Network Services, Inc.
First Lien Secured Term Loan	L+13.00% (0.50% Floor)	13.50%	4/24/19	21,756	21,430	21,756	9.68
First Lien Secured Revolving Loan	P+12.00% (3.25% Floor)	15.25%	4/24/19	-	-	-	-
				21,756	21,430	21,756	9.68
Homebuilding
Orleans Homebuilders, Inc.
First Lien Secured Term Loan	L+8.50% (2.00% Floor)	10.50%	2/14/16	16,133	16,165	16,133	7.18

Integrated Telecommunication Services
Securus Technologies Holdings, Inc.
Second Lien Secured Term Loan	L+7.75% (1.25% Floor)	9.00%	4/30/21	12,090	12,025	11,969	5.32

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) (Continued)

March 31, 2015

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Metal & Glass Containers
Pelican Products, Inc. (6)
Second Lien Secured Term Loan	L+8.25% (1.00% Floor)	9.25%	4/11/21	$3,000	$2,980	$3,009	1.34%
Oil & Gas Drilling
ProPetro Services, Inc.
First Lien Secured Term Loan	L+6.25% (1.00% Floor)	7.25%	9/30/19	9,250	9,172	8,760	3.90
Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+7.50% (1.25% Floor)	8.75%	4/15/20	13,000	12,837	11,869	5.28
Larchmont Resources, LLC
First Lien Secured Term Loan	L+7.25% (1.00% Floor)	8.25%	8/7/19	1,985	2,023	1,866	0.83
				14,985	14,860	13,735	6.11
Oil & Gas Storage & Transportation
Sprint Industrial Holdings LLC (6)
First Lien Secured Term Loan	L+5.75% (1.25% Floor)	7.00%	5/14/19	1,985	1,996	1,897	0.84
Other Diversified Financial Services
RCS Capital Corporation(7)
Second Lien Secured Term Loan	L+9.50% (1.00% Floor)	10.50%	4/29/21	17,750	17,829	17,519	7.79
The Pay-O-Matic Corp
First Lien Secured Term Loan	L+11.00% (1.00% Floor)	12.00%	3/31/18	10,000	9,800	9,800	4.36
				27,750	27,629	27,319	12.15
Specialized Consumer Services
Pre-Paid Legal Services, Inc.
Second Lien Secured Term Loan	L+8.50% (1.25% Floor)	9.75%	7/1/20	18,000	17,809	18,054	8.03
Specialized Finance
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.(4) (6) (7)
First Lien Secured Term Loan	N/A(5)	10.00%	6/30/17	3,835	3,884	3,835	1.71
Trucking
Fox Rent A Car, Inc.
Second Lien Secured Term Loan	L+12.00%	12.18%	10/31/19	7,500	7,429	7,470	3.32
Total Debt Investments				374,533	369,209	370,189	164.69
Equity Investments
Diversified Support Services
Constellation Health, LLC Warrants (6)	N/A	N/A	3/31/18	-	-	890	0.40
Food Retail
Crews of California, Inc. Warrants (6)	N/A	N/A	12/31/24	-	-	127	0.06
Nicholas & Associates, LLC Warrants (6)	N/A	N/A	12/31/24	-	-	24	0.01
Pinnacle Management Group, LLC Warrants (6)	N/A	N/A	12/31/24	-	-	46	0.02
RC3 Enterprises, LLC Warrants (6)	N/A	N/A	12/31/24	-	-	13	0.01
				-	-	210	0.10
Specialized Finance
NMFC Senior Loan Program I LLC Units (6)(7)	N/A	N/A	6/10/19	-	20,120	20,000	8.90
Total Equity Investments					20,120	21,100	9.40
Total Investments				$374,533	$389,329	$391,289	174.07%

(1)	All investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Except as otherwise noted, the investments provide collateral for the Company’s revolving credit facility (the “Credit Facility”).

(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) or the Prime Rate (“P”), which resets monthly, quarterly or semiannually.

(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind, or “PIK”, interest rate, as the case may be.

(4)	WhiteHorse Finance, Inc.’s investments in GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd. are held through its subsidiary Bayside Financing S.A.R.L.

(5)	Interest rate is fixed and accordingly the spread above the index is not applicable.

(6)	Investment does not provide collateral for the Credit Facility.

(7)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets.

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